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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------
                                    FORM 8-K
                           -------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 23, 2005

                           -------------------------

                                INTERLAND, INC.
             (Exact name of registrant as specified in its charter)

                           -------------------------


        MINNESOTA                      000-17932                41-1404301
  -------------------------    ------------------------    ---------------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                     Identification No.)

           303 PEACHTREE CENTER AVENUE, SUITE 500, ATLANTA, GA 30303
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (404) 260-2477

                                      N/A
          (Former name or former address, if changed since last report)

                           -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENTS

Closing of Purchase of Web.com

     On December 23, 2005 Interland, Inc. ("Interland" or the "Company") closed on the transactions contemplated by that certain Asset Purchase Agreement (the "Agreement") with Web Internet, LLC. ("WILLC") and its primary member, William Pemble ("Pemble") in which Pemble and WILLC agreed to sell to Interland substantially all of its web hosting and domain registration business. WILLC has been conducting that business as "Web.com" through a website at that address. As part of the transaction, the Company also entered into an Intellectual Property Purchase and Sale Agreement (the "IP Agreement") dated November 29, 2005 with Web Service Company, Inc. ("Web Service") pursuant to which Web Service sold to the Company the domain name "Web.com" together with other intellectual property rights. As part of the closing, Interland assigned its rights to the domain name "Web.com" to a newly-formed, wholly-owned subsidiary, WDC Holdco, Inc., a Delaware corporation ("WDC Holdco").

     At the closing on December 23, 2005, Interland assumed approximately $2.3 million in outstanding indebtedness of WILLC to Web Service and that indebtedness was amended and restated in that certain Amended and Restated Line of Credit Note and Loan Agreement in the principal amount of $2,334,375 dated December 22, 2005 (the "Web Service Note") issued by Interland and its wholly-owned subsidiary WDC Holdco, Inc. in favor of Web Service. The Web Service Note bears interest at the rate of 3% per year and is to be repaid in approximately equal monthly installments of $67,886 beginning on January 1, 2006 with a final payment of any remaining principal and interest due on December 1, 2008. The description of the Web Service Note above is qualified in its entirety by reference to the full text thereof, a copy of which is incorporated herein by reference and attached hereto as Exhibit 10.1.

     As collateral for their obligations under the Web Service Note, Interland pledged all of its stock in WDC Holdco to Web Service, and WDC Holdco granted Web Service a blanket lien on all of its assets (including the "Web.com" domain name) as provided for in that certain Security and Pledge Agreement (the "Security Agreement") among Interland, WDC Holdco and Web Service dated December 22, 2005. To ensure that Web Service would be able to take ownership and custody of the "Web.com" domain name in the event of a default (as defined in the Security Agreement) the Security Agreement imposes a number of covenants and requirements on Interland and WDC Holdco. In particular, for so long as the indebtedness under the Web Service Note remains outstanding: (1) Interland and WDC Holdco are obligated to notify Web Service in writing of the existence of any Event of Default (as defined therein) under the Security Agreement, (2) Interland and WDC Holdco must comply with the laws, regulation and orders of any government body with authority over their business, (3) Interland shall maintain its listing in good standing on the NASDAQ National Market Exchange and make all material SEC filings required by applicable law; (4) Neither Interland nor WDC Holdco may sell, assign, or transfer all or substantially of their respective assets to any third party without the prior written consent of Web Service; (5) Neither Interland nor WDC Holdco may merge or consolidate with any third party;
(6) WDC Holdco may not incur any additional indebtedness of any amount whatsoever from any third party unless such indebtedness is fully subordinated


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to Interland's obligations under the Web Service Note and (7) WDC Holdco may not make any distributions to its shareholders.

     Each of the following is an "Event of Default" for purposes of the Security
Agreement: (a) Interland or WDC Holdco shall fail to pay when due any installment of principal or interest under the Web Service Note, (b) Interland or WDC Holdco shall fail to pay when due any other obligations owed to Web Service (other than payments of principal and interest under the Web Service
Note), (c) Interland or Web Service shall fail to perform or comply with any material term or condition contained in the Security Agreement and such failure shall continue unremedied fifteen (15) days following written notice thereof from Web Service, (d) Web Service shall cease to have a valid and perfected first priority security interest in the Collateral, (e) Interland or WDC Holdco place, or suffer to exist any levy, assessment, attachment, seizure, lien or encumbrances upon all or any party of the collateral (unless discharged by payment, release or fully bonded against not more than ten days after such event has occurred) or (f) the occurrence of any "Event of Default" under the Web Service Note.

     Each of the following is a "Default" under the Web Service Note:

     (a) A failure by Interland or WDC Holdco to make a payment of the principal or interest of the Web Service Note within ten (10) days after the same shall become due and payable;

     (b) If Interland or WDC Holdco shall (1) commence any proceeding or other action relating to it in bankruptcy or seek reorganization, arrangement, readjustment of its debts, dissolution, liquidation, winding-up, composition or any other relief under the U.S. Bankruptcy Code, or under any other insolvency, reorganization, liquidation, dissolution, arrangement, composition, readjustment of debt or any other similar act or law, of any jurisdiction; or (2) admit the material allegations of any petition or pleading in connection with any such proceeding; or (3) apply for, or consent or acquiesce to, the appointment of a receiver, conservator, trustee or similar officer for it or for all or a substantial part of its property; or (4) make a general assignment for the benefit of creditors; or (5) be unable, or admit in writing that it is unable, to pay its debts as they mature; or (6) have any of the foregoing proceedings commenced against it by a third party and such proceeding or proceedings are not stayed, dismissed or vacated within thirty (30) days;

     (c) The occurrence of an "Event of Default" as defined in the Security Agreement.

     (d) If any representation, warranty or certification made by either Interland or WDC Holdco in the IP Sale Agreement or the Security
          Agreement shall prove to be false or misleading in any material respect; or

     (e) If Interland or WDC Holdco shall default in the due observance or performance of any covenant, condition or agreement to be observed or performed by either of them pursuant to the Web Service Note, the IP Sale Agreement or the Security Agreement.


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Upon the occurrence of a "Default"  under the Web Service Note, Web Service may, in its sole and absolute discretion, declare the entire unpaid principal balance, together with all other amounts and/or payments due hereunder, immediately due and payable, without notice and/or demand.

     The description of the Security Agreement above is qualified in its entirety by reference to the full text thereof, a copy of which is incorporated herein by reference and attached hereto as Exhibit 10.2.

     At the closing, Interland and William Pemble entered into an Employment Agreement, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference, in which Interland appointed Mr. Pemble as Executive Vice President. The material terms of such agreement include the following:

     o Mr. Pemble's agreement has an indefinite term, and his employment is on an "at will" basis. His employment may be terminated by either party at any time, for any reason.

     o The Employment Provides for an annual base salary of $185,000. In addition, Mr. Pemble may be entitled to an annual bonus of between 0% and 50% of his base salary.

     o As contemplated in the Agreement, Mr. Pemble received a grant equal to approximately 153,466 restricted shares of Interland's common stock as well as non-qualified stock options for the purchase of 36,260.79 shares of Interland common stock at an exercise price of $4.03 per share. The option vests at one-third on the first anniversary of the grant date, with the remainder vesting monthly over 24 months. Mr. Pemble's interest in the restricted stock and the stock options will immediately vest and become exercisable upon (a) his termination (other than for "Cause" as defined in the Agreement) or (b) his death.

     Mr.  Pemble will be an  executive  officer of the  Company for  purposes of
Section 16 of the Securities Exchange Act of 1934. Except for the forgoing provisions, Mr. Pemble's Employment Agreement is substantially consistent with the employment agreements the Company has entered into with its other executive vice presidents. The description of the Employment Agreement above is qualified in its entirety by reference to the full text thereof, a copy of which is incorporated herein by reference and attached hereto as Exhibit 10.3.

     As more particularly described in the Agreement and the IP Agreement, at closing Interland paid approximately $4.8 million for the assets being purchased. The purchase price included the assumption of approximately $3.7 in debt and other liabilities (including the $2.3 million principal amount of the Web Service Note, approximately $0.8 million paid in respect of other outstanding indebtedness of WILLC and approximately $0.6 million paid in respect of other liabilities and obligations of WILLC), the issuance of approximately $0.8 million in restricted stock to Pemble and four key employees of WILLC who will become employees of Interland and a cash payment of approximately $357,000


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

to WILLC. The assets purchased included approximately $352,000 in cash that Interland acquired from WILLC at closing.

     In addition, at closing, Interland entered into Software License and Settlement Agreement with SWSoft, Inc. pursuant to which Interland paid approximately $600,000 in consideration of SWSoft's agreement to release Interland and WILLC from any obligation to make minimum monthly payments under a pre-existing agreement between WILLC and SWSoft.

     On December 28, 2005 Interland issued a press release describing the closing of the Web.com transaction, a copy of which is incorporated herein by this reference.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01   COMPLETION OF ACQUISITION OF ASSETS

     On December 23, 2005 Interland closed on the acquisition of substantially all of the web hosting and domain registration business of Web Internet, LLC and the domain name "Web.com" are more particularly described in Item 1.01 above, the provisions of which are incorporated herein by reference. The assets acquired include approximately 9,000 web hosting accounts, an accredited registrar business, and substantially all of the intellectual property, trademarks, domain name rights and contractual rights of WILLC, including the domain name "Web.com" and certain other assets.

     Web Internet, LLC is a California limited liability company of which approximately 81.7% of the ownership interests are owned by William Pemble, with the remaining interests being owned by Kathy Trahey, Vivek Chawla and Robert Friedman, each of whom was employed by WILLC prior to closing. At the closing each of the members of WILLC was offered employment by Interland.

     The purchase price of the assets was approximately $4.8 million, which includes the assumption of approximately $3.7 in debt and other liabilities, the issuance of approximately $0.8 million in restricted stock to William Pemble, Kathy Trahey, Vivek Chawla and Robert Friedman and a cash payment of approximately $357,000 to WILLC. The assets purchased included approximately $352,000 in cash that Interland acquired from WILLC at closing.


ITEM 2.03   CREATION OF A DIRECT FINANCIAL OBLIGATION

     At the closing on December 23, 2005, Interland assumed approximately $2.3 million in outstanding indebtedness of WILLC to Web Service and that indebtedness was amended and restated in that certain Amended and Restated Line of Credit Note and Loan Agreement in the principal amount of $2,334,375 dated December 22, 2005 (the "Web Service Note") issued by Interland and its wholly-owned subsidiary WDC Holdco, Inc. in favor of Web Service. The Web Service Note bears interest at the rate of 3% per year and is to be repaid in approximately equal monthly installments of $67,886 beginning on January 1, 2006 with a final payment of any remaining principal and interest due on December 1, 2008. The discussion in Item 1.01 above is incorporated herein by reference.

SECTION 3   SECURITIES AND TRADING MARKETS.

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES.

     On December 23, 2005, Interland consummated the transactions contemplated by the Asset Purchase Agreement dated November 29, 2005 among Interland, William Pemble and Web Internet, LLC, as more particularly described in Item 1.01 which is incorporated herein by reference. In connection with that closing, and in partial consideration for the assets purchased, Interland entered into an Employment Agreement with William Pemble and offered employment to each of Kathy Trahey, Vivek Chawla and Robert Friedman. In connection therewith, Interland issued to each of Pemble, Trahey, Chawla and Friedman restricted shares of Interland's common stock in the following amounts:

           Pemble              153,466
           Trahey                9,392
           Chawla                8,922
           Friedman             16,060

           Total               187,830

Each grant of restricted stock was made pursuant to a Restricted Stock Agreement with each of the foregoing individuals, copies of which are attached hereto as Exhibits 10.4, 105, 10.6 and 10.7 and are incorporated herein by reference. The description of each Restricted Stock Agreement above is qualified in its entirety by reference to the full text thereof, copies of which are attached hereto.


SECTION 9  FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Financial Statements.
               Not applicable.

          (b)  Pro Forma Financial Information.
               Not applicable.

          (c)  Shell Company Transactions.
               Not applicable.

          (d)  Exhibits.


Exhibit Number     Description
--------------     -----------

    10.1 Amended and Restated Line of Credit Note and Loan Agreement by Interland, Inc. dated December 22, 2005.

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

    10.2 Security and Pledge Agreement among Interland, Inc., WDC Holdco, Inc. and Web Service Company, Inc. dated December 22, 2005

    10.3 Employment Agreement between William Pemble and Interland, Inc. dated December 23, 2005.

    10.4 Restricted Stock Agreement between Interland, Inc. and William Pemble dated December 23, 2005

    10.5 Restricted Stock Agreement between Interland, Inc. and Kathy Trahey dated December 23, 2005

    10.6 Restricted Stock Agreement between Interland, Inc. and Vivek Chawla dated December 23, 2005

    10.7 Restricted Stock Agreement between Interland, Inc. and Robert Friedman dated December 23, 2005

    99              Press Release issued December 28, 2005


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Interland, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 29, 2005                 INTERLAND, INC.


                                          By:  /s/ Jonathan B. Wilson
                                              --------------------------
                                               Jonathan B. Wilson
                                               Senior Vice President and
                                               General Counsel



Exhibit Number      Description
--------------      -----------

    10.1 Amended and Restated Line of Credit Note and Loan Agreement by Interland, Inc. dated December 22, 2005.

    10.2 Security and Pledge Agreement among Interland, Inc., WDC Holdco, Inc. and Web Service Company, Inc. dated December 22, 2005

    10.3 Employment Agreement between William Pemble and Interland, Inc. dated December 23, 2005.

    10.4 Restricted Stock Agreement between Interland, Inc. and William Pemble dated December 23, 2005

    10.5 Restricted Stock Agreement between Interland, Inc. and Kathy Trahey dated December 23, 2005

    10.6 Restricted Stock Agreement between Interland, Inc. and Vivek Chawla dated December 23, 2005

    10.7 Restricted Stock Agreement between Interland, Inc. and Robert Friedman dated December 23, 2005

    99              Press Release issued December 28, 2005


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